Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of American Uranium Corporation for the year ended February 29, 2008, the undersigned, Robert A. Rich, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	The Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of American Uranium Corporation.

March 31, 2009

/s/ Robert A. Rich
Robert A. Rich
President, Chief Executive Officer,
Chief Financial Officer, Secretary, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to American Uranium Corporation and will be retained by American Uranium Corporation and furnished to the Securities and Exchange Commission or its staff upon request.